UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-25739

MD	58-2328421
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6200 The Corners Parkway

Suite 500

Norcross, GA 30092-3365

(Address of principal executive offices, including zip code)

770-325-3700

(Registrant’s telephone number, including area code)

Wells Real Estate Investment Trust, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Effective August 8, 2007, Piedmont Office Realty Trust, Inc. f/k/a Wells Real Estate Investment Trust, Inc. (the “Registrant”), as general partner of the Registrant’s operating partnership, Wells Operating Partnership, L.P. (“Wells OP”), along with Piedmont Office Holdings, Inc., f/k/a Wells REIT Sub, Inc., amended the limited partnership agreement of Wells Operating Partnership, L.P. (the “Partnership Agreement Amendment”) to cause the name of Wells OP to change from “Wells Operating Partnership, L.P.” to “Piedmont Operating Partnership, LP.” A copy of the Partnership Agreement Amendment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition

On August 10, 2007, the Registrant disclosed additional information regarding its results of operations for the second quarter 2007 in a letter to its stockholders. A copy of the letter is attached as Exhibit 99.3 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 8, 2007, the Registrant amended Article I, Section 1.1 of the Registrant’s Second Articles of Amendment and Restatement solely to change the corporate name from “Wells Real Estate Investment Trust, Inc.” to “Piedmont Office Realty Trust, Inc.” A copy of the Registrant’s Articles of Amendment to Second Articles of Amendment and Restatement, as filed with the State Department of Assessments and Taxation of Maryland, amending Article I, Section 1.1 of the Registrant’s Second Articles of Amendment and Restatement solely to reflect the Registrant’s new corporate name, is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On August 10, 2007, the Registrant issued a press release regarding the change of the corporate name mentioned above. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01 Other Events

Adoption of Compensation Committee Charter

On August 6, 2007, the Registrant’s board of directors adopted a charter to govern its Compensation Committee (the “Compensation Committee Charter”). A copy of the Compensation Committee Charter is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

Declaration of Dividend for the Third Quarter 2007

On August 6, 2007, the Registrant’s board of directors declared dividends for the third quarter of 2007 in the amount of $.1467 (14.67 cents) per share on outstanding common shares of the Registrant to all stockholders of record of such shares as shown on the Registrant’s books at the close of business on August 31, 2007. Such dividends are to be paid on such date during the month of September 2007 as the President of the Registrant may determine.

Letter to Stockholders

On August 10, 2007, the Registrant prepared a letter to be mailed to its stockholders. A copy of the letter is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment to Second Articles of Amendment and Restatement, dated August 8, 2007

99.1	Amendment to Agreement of Limited Partnership of Wells Operating Partnership, L.P., as

Amended and Restated as of January 1, 2000, dated August 8, 2007

99.2	Compensation Committee Charter, adopted August 6, 2007

99.3	Letter to Stockholders, dated August 10, 2007

99.4	Press release, dated August 10, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: August 10, 2007	By:	/s/ Donald A. Miller, CFA
Donald A. Miller, CFA
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to Second Articles of Amendment and Restatement, dated August 8, 2007

99.1	Amendment to Agreement of Limited Partnership of Wells Operating Partnership, L.P., as Amended and Restated as of January 1, 2000, dated August 8, 2007

99.2	Compensation Committee Charter, adopted August 6, 2007

99.3	Letter to Stockholders, dated August 10, 2007

99.4	Press release, dated August 10, 2007